UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2024

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 2.05 Costs Associated with Exit or Disposal Activities.

Mercury Systems, Inc. (the “Company” or “we”) has adopted a plan to consolidate our Mission Systems and Microelectronics divisions into one unified structure that incorporates multiple business units and functions, under the leadership of Charles R. Wells, IV, who has been appointed as our Executive Vice President, Chief Operating Officer effective as of January 22, 2024. This consolidation is designed to simplify our organizational structure, facilitate clearer accountability, and align to our priorities. With this simplification of our organizational structure, we will also streamline our leadership team, with Christine F. Harbison, our Executive Vice President, Chief Growth Officer, and Allen Couture, our Executive Vice President, Execution Excellence, to depart after a short transition period. On January 12, 2024, we approved and initiated a workforce reduction that will eliminate approximately 100 positions, resulting in expected restructuring charges of approximately $10 - 12 million. These charges are for employee separation costs and will be classified as restructuring and other charges within our statement of operations and other comprehensive income for the fiscal quarter ending March 29, 2024.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President, Chief Operating Officer

On January 17, 2024, we issued a press release announcing an organizational consolidation in which we will go from having two divisions to one unified structure that incorporates multiple business units and supporting functions. With this change, we have named Charles R. Wells, IV as Executive Vice President, Chief Operating Officer, effective January 22, 2024, reporting to our Chairman and Chief Executive Officer, William L. Ballhaus.

Mr. Wells, age 51, joined us in November 2021 as Executive Vice President and President of our Microelectronics division. Mr. Wells has more than 25 years’ experience across multiple disciplines including engineering, business development, program management, and executive management. Previously, he served as Vice President and General Manager for the Unmanned & Integrated Solutions Business Unit of Teledyne FLIR with full P&L responsibility while ensuring high levels of product quality and customer satisfaction. Earlier in his career, he worked as a Department of Defense civilian supporting the development and fielding of world-wide C4ISR networks and information systems. He also held positions in Northrop Grumman and ICX Technologies and served as a private consultant for large aerospace and defense companies.

Mr. Wells is party to an offer letter (the “Letter Agreement”), a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ending March 29, 2024. Pursuant to the Letter Agreement, Mr. Wells’ annual compensation will consist of a base salary of $450,000, a target bonus opportunity under our annual incentive plan of 110% of base salary (effective for fiscal 2024), and grants of long-term incentive awards with a target grant date value of $1,400,000 (commencing with the annual grants to be made in August 2024).

In connection with his appointment as Chief Operating Officer, Mr. Wells will also receive promotional long-term incentive awards under our 2018 Stock Incentive Plan with an aggregate value of $500,000. The number of shares covered by the promotion awards will be determined by dividing $500,000 by the average closing price of our common stock during the 30 calendar days prior to the grant date in February 2024. Approximately 55% of the awards will be in the form of performance shares that cliff vest after three years and are contingent upon financial and shareholder return performance criteria. The remaining 45% of the awards will be in the form of time-based restricted shares that vest ratably over three years in equal annual installments.

As a current executive, Mr. Wells has separate agreements with respect to both change in control and non-change in control severance consistent with terms that are currently in effect for our other Executive Vice Presidents. Mr. Wells will also be provided with a $12,000 annual allowance for personal tax and financial planning services on the same terms as are provided to all other executives.

Departure of Executive Vice President, Chief Growth Officer

On January 12, 2024, we notified Christine F. Harbison, our Executive Vice President, Chief Growth Officer, and a named executive officer, that she will depart the Company after a short transition period. Ms.

Harbison will receive severance based on the terms of: (a) our severance benefits agreement for non-CEO executives, (b) her equity awards granted during fiscal 2024, which provide for (i) accelerated vesting of time-based shares that are scheduled to vest during the 12-month period following her departure, and (ii) prorated vesting of performance-based shares through her departure, with the ultimate number of shares that may be earned remaining subject to the applicable performance requirements, and (c) her equity awards granted during fiscal 2023, which have been amended to provide the same severance-based vesting terms as apply to her equity awards granted during fiscal 2024. A copy of the amendments to her fiscal 2023 equity award agreements will be filed as exhibits to our Quarterly Report on Form 10-Q for the fiscal quarter ending March 29, 2024.

Item 7.01 Regulation FD Disclosure.

In a press release dated January 17, 2024, furnished as exbibit 99.1 hereto, we announced that Charles R. Wells, IV has been appointed as our Executive Vice President, Chief Operating Officer effective January 22, 2024, and that Christine F. Harbison, our Executive Vice President, Chief Growth Officer, and Allen Couture, our Executive Vice President, Execution Excellence would be departing after a short transition period.

The press release is furnished as exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached exhibit 99.1 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time. We caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the amount of anticipated cost savings and/or expenses from a workforce reduction. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, that the anticipated cost savings from the workforce reduction will not be realized or the expenses will be larger than anticipated; the risk that implementation will be materially delayed or will be more difficult than expected; the challenges of retaining key employees; diversion of management’s attention from ongoing business operations and opportunities; and general competitive, economic, political, defense budget, and market conditions and fluctuations.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see our SEC filings, including, but not limited to, our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as filed with the SEC on August 15, 2023. These filings are available in the Investor Relations section of our website. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made. Except for any obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
99.1          Press Release dated January 17, 2024
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2024	MERCURY SYSTEMS, INC.

	By:	/s/ David E. Farnsworth
David E. Farnsworth
Executive Vice President, Chief Financial Officer